UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  June 28, 2007
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               MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

  Delaware                            333-130373-28             06-1204982
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(State or Other Jurisdiction          (Commission             (IRS Employer
of Incorporation)                     File Number)          Identification No.)

1285 Avenue of the Americas
  New York, New York                                          10019
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code        (212) 713-2000
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.


      On June 28, 2007, a pooling and servicing agreement dated as of June 1, 2007 (the "Pooling and Servicing Agreement"), was entered into by and among Mortgage Asset Securitization Transactions, Inc., as depositor (the "Registrant"), UBS Real Estate Securities Inc., as transferor ("UBSRES"), Wells Fargo Bank, N.A., as master servicer, trust administrator and custodian (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled STARM Mortgage Loan Trust 2007-3, Mortgage Pass-Through Certificates, Series 2007-3 (the "Certificates"). Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A, Class A-UR, Class A-LR, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2 and Class II-B-3 (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130373). The Publicly-Offered Certificates were sold to UBS Securities LLC and SunTrust Capital Markets Inc. (the "Underwriters"), pursuant to an underwriting agreement dated as of June 28, 2007 (the "Underwriting Agreement"), among the Registrant and the Underwriters. The remaining classes of the Certificates, designated as Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates (collectively, the "Non-Offered Certificates"), were not sold to the Underwriters.

      The mortgage loans in Loan Group I (the "SunTrust Mortgage Loans") and the mortgage loans in Loan Group II (the "Wells Fargo Mortgage Loans") backing the Publicly-Offered Certificates were acquired by the Registrant from UBSRES as seller pursuant to a mortgage loan purchase agreement dated as of June 1, 2007 (the "Mortgage Loan Purchase Agreement"). The SunTrust Mortgage Loans were acquired by UBSRES from SunTrust Mortgage Inc. ("SunTrust") as seller and servicer pursuant to an amended and restated purchase, warranties and servicing agreement dated as of December 1, 2004, between SunTrust and UBSRES, as amended by Amendment Number One dated as of July 1, 2005, as further amended by Amendment Number Two dated as of February 28, 2006, as further amended by Amendment Number Three dated as of April 1, 2006, as further amended by Amendment Number Four dated as of August 1, 2006, and as further amended by Amendment Number Five dated as of March 21, 2007 (the "Amended and Restated Purchase, Warranties and Servicing Agreement"). The Wells Fargo Mortgage Loans were acquired by UBSRES from Wells Fargo Bank, N.A. ("Wells Fargo") as seller and servicer pursuant to a seller's warranties and servicing agreement dated as of April 1, 2007, between Wells Fargo and UBSRES (the "Seller's Warranties and Servicing Agreement" and together with the Mortgage Loan Purchase Agreement and Amended and Restated Purchase, Warranties and Servicing Agreement, the "Purchase Agreements").

      With respect to the SunTrust Mortgage Loans and Wells Fargo Mortgage Loans sold by SunTrust and Wells Fargo, respectively, to UBSRES, the Amended and Restated Purchase Warranties and Servicing Agreement and Seller's Warranties and Servicing Agreement contains representations and warranties made by SunTrust and Wells Fargo, respectively, to the UBSRES




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and the Reconstituted Purchase, Warranties and Servicing Agreement and
Reconstituted Seller's Warranties and Servicing Agreement (each defined below) restate for the benefit of the Depositor the representations and warranties made by SunTrust and Wells Fargo, respectively, to UBSRES.

      The Pooling and Servicing Agreement contains representations and warranties made by UBSRES to the Depositor with respect to the Mortgage Loans sold by UBSRES to the Depositor.

      Primary servicing of the Loans in Loan Group I will be provided by SunTrust pursuant to the Amended and Restated Purchase, Warranties and Servicing Agreement as reconstituted by the reconstituted purchase, warranties and servicing agreement dated as of June 28, 2007 (the "Reconstituted Purchase, Warranties and Servicing Agreement").

      Primary servicing of the Loans in Loan Group II will be provided by Wells Fargo pursuant to the Seller's Warranties and Servicing Agreement as reconstituted by the reconstituted seller's warranties and servicing agreement dated as of June 28, 2007 (the "Reconstituted Seller's Warranties and Servicing Agreement").

      Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement, the Purchase Agreements, the Reconstituted Servicing Agreement have been described in a Prospectus Supplement filed on July 2, 2007 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-130373, for the STARM Mortgage Loan Trust 2007-3. The description of those agreements are hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement, the Mortgage Loan Purchase Agreement, the Amended and Restated Purchase, Warranties and Servicing Agreement, the Reconstituted Purchase, Warranties and Servicing Agreement, the Seller's Warranties and Servicing Agreement, the Reconstituted Seller's Warranties and Servicing Agreement and certain other agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the STARM Mortgage Loan Trust 2007-3.




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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORTGAGE ASSET SECURITIZATION
                                    TRANSACTIONS, INC.



                                    By:   /s/ Agnes Teng
                                       -----------------------------
                                          Name:   Agnes Teng
                                          Title:  Associate Director

                                    By:   /s/ Sameer Tikoo
                                       -----------------------------
                                          Name:   Sameer Tikoo
                                          Title:  Associate Director


Dated:  July 3, 2007


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